General Administrative Costs	12 Months Ended
Dec. 31, 2018
Selling, general and administrative expense [abstract]
General Administrative Costs

19.	General administrative costs

General administrative costs amounted to EUR 12,963 thousand in the 2018 financial year and thus increased by a total of EUR 9,866 thousand compared to 2017, in particular due to increased legal and consulting costs (2018: EUR 6,230 thousand; 2017: EUR 183 thousand). Administrative costs also include financing costs of EUR 496 thousand (2017: EUR 583 thousand).

In 2017 administrative costs increased by EUR 0.2 million to EUR 3.1 million in 2017 (2016: EUR 2.9 million). The increase in administrative costs was attributable not least to a greater requirement for legal advice due to lawsuits brought by an individual shareholder.